UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Cray Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

On April 24, 2013, Cray Inc. filed with the Securities and Exchange Commission a definitive proxy statement (the “Proxy Statement”) in connection with its 2013 Annual Meeting of Shareholders. This amendment is being filed solely to amend and supplement certain information presented in the table included in the section entitled “Our Common Stock Ownership” on page 8 of the Proxy Statement and the Proxy Statement shall be deemed to be amended to reflect the below information. No other changes to the Proxy Statement have been made hereby.

OUR COMMON STOCK OWNERSHIP

The following table shows, as of April 11, 2013, the number of shares of our common stock beneficially owned by the following persons:

•	all persons we know to be beneficial owners of at least 5% of our common stock;

•	our current directors and Dr. Prithviraj Banerjee, a director nominee;

•	the executive officers named in the “Summary Compensation Table” on page 39; and

•	all current directors and executive officers as a group.

As of April 11, 2013, there were 39,625,796 shares of our common stock outstanding.

Name and Address(1)	Common Shares Owned	Options Exercisable Within 60 Days	Total Beneficial Ownership(2)	Percentage
5% Shareholders
Wells Fargo & Company(3) 420 Montgomery Street San Francisco, CA 94104	4,632,307	—	4,632,307	11.7%
FMR LLC(3) 82 Devonshire Street Boston, MA 02109	4,209,889	—	4,209,889	10.6%
Gilder, Gagnon, Howe & Co. LLC(3) 3 Columbus Circle, 26th Floor New York, NY 10019	2,299,303	—	2,299,303	5.8%
T. Rowe Price Associates, Inc.(3) 100 E. Pratt Street Baltimore, MD 21202	2,299,477	—	2,299,477	5.8%

Independent Directors and Director Nominee
John B. Jones, Jr.(4)	28,777	—	28,777	*
Stephen C. Kiely(4)	55,206	—	55,206	*
Frank L. Lederman(4)	70,184	—	70,184	*
Sally G. Narodick(4)	56,435	—	56,435	*
Daniel C. Regis(4)	73,580	—	73,580	*
Stephen C. Richards(4)	53,975	—	53,975	*
Prithviraj Banerjee(5)	—	—	—	*

Named Executive Officers
Peter J. Ungaro(6)	596,002	342,498	938,500	2.4%
Brian C. Henry(6)	280,985	56,770	337,755	*
William C. Blake(6)	101,188	—	101,188	*
Arvind Parthasarathi(6)	235,000	—	235,000	*
Margaret A. Williams(6)	165,088	109,874	274,962	*
All current directors and executive officers as a group (16 persons)(4)(6)	2,060,704	734,630	2,795,334	6.9%

*	Less than 1% of the outstanding common stock.

(1)	Unless otherwise indicated, all addresses are c/o Cray Inc., 901 Fifth Avenue, Suite 1000, Seattle, WA 98164.

(2)	Unless otherwise indicated in these footnotes and subject to community property laws where applicable, each of the listed shareholders has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder. The number of shares and percentage of beneficial ownership includes shares of common stock issuable pursuant to stock options held by the person or group that may be exercised on April 11, 2013, or within 60 days thereafter.

(3)	The information under the column “Common Shares Owned” with respect to Wells Fargo & Company is based on a Schedule 13G/A filed with the SEC, on March 29, 2013, regarding ownership as of December 31, 2012. In that Schedule 13G/A, Wells Fargo & Company, as parent company, reported beneficial ownership of 4,632,307 shares, without sole voting power or sole dispositive power and shared voting power over 4,632,038 shares and shared dispositive power over 4,632,307 shares, with its subsidiary, Wells Capital Management Incorporated, an investment adviser, reporting beneficial ownership of 4,590,783 shares, without sole voting power or sole dispositive power and shared voting power over 996,893 shares and shared dispositive power over 4,590,783 shares, and another subsidiary, Wells Fargo Funds Management, LLC, an investment adviser, reporting beneficial ownership of 3,630,959 shares, without sole voting power or sole dispositive power and shared voting power and shared dispositive power over 3,630,959 shares.

The information under the column “Common Shares Owned” with respect to FMR LLC is based on a Schedule 13G/A filed with the SEC on February 11, 2013, regarding beneficial ownership as of December 31, 2012. In that Schedule 13G/A, FMR LLC reported beneficial ownership of 4,209,889 shares, with sole voting power over 491,970 shares and sole dispositive power over 4,209,889 shares.

The information under the column “Common Shares Owned” with respect to Gilder, Gagnon, Howe & Co. LLC is based on a Schedule 13G/A filed with the SEC on January 10, 2013, regarding beneficial ownership as of December 31, 2012. In that Schedule 13G/A, Gilder, Gagnon, Howe & Co. LLC reported beneficial ownership of 2,299,303 shares, with sole voting power and sole dispositive power over 4,252 shares and shared dispositive power over 2,295,051.

The information under the column “Common Shares Owned” with respect to T. Rowe Price Associates, Inc. is based on a Schedule 13G filed with the SEC on February 13, 2013, regarding beneficial ownership as of December 31, 2012. In that Schedule 13G, T. Rowe Price Associates, Inc. reported beneficial ownership of 2,299,477 shares, with sole voting power over 216,000 shares, and sole dispositive power over 2,299,477 shares.

(4)	The number of shares of common stock shown for the indicated directors includes restricted shares that vest on the dates indicated, and that are forfeitable in certain circumstances, as follows:

Directors	Restricted Shares- Total	June 7, 2013	June 16, 2013	June 7, 2014
John B. Jones, Jr.	7,480	1,939	3,603	1,938
Stephen C. Kiely	10,279	2,728	4,824	2,727
Frank L. Lederman	10,596	2,784	5,028	2,784
Sally G. Narodick	6,938	1,770	3,399	1,769
Daniel C. Regis	10,483	2,728	5,028	2,727
Stephen C. Richards	8,868	2,277	4,315	2,276

(5)	At a Board meeting held on March 26, 2013, Dr. Banerjee was appointed to our Board effective as of May 1, 2013. Upon joining our Board on May 1, 2013, Dr. Banerjee will receive a grant of a fully vested option to purchase 20,000 shares of common stock.

(6)	The number of shares of common stock shown for the indicated executive officers includes restricted shares that vest on the dates indicated, and are forfeitable in certain circumstances, as follows:

Executive Officers	Restricted Shares- Total	Feb 6, 2013	April 30, 2013	May 15, 2013	July 1, 2013	Aug. 3, 2013	Feb. 6, 2014	April 30, 2014	May 12, 2014	May 17, 2014	July 1, 2014
Peter J. Ungaro	290,000	—	—	75,000	16,250	50,000	—	—	50,000	—	16,250
Brian C. Henry	155,000	—	—	40,000	8,750	27,500	—	—	25,000	—	8,750
William C. Blake	73,094	—	17,500	—	—	—	—	17,500	—	—	—
Arvind Parthasarathi(a)	235,000	25,000	—	—	6,250	—	25,000	—	—	—	6,250
Margaret A. Williams	137,500	—	—	37,500	8,750	22,500	—	—	20,000	—	8,750
Other executive officers	287,500	—	—	32,500	21,250	67,500	—	—	27,500	7,500	21,250

Executive Officers	Feb. 6, 2015	April 30, 2015	July 1, 2015	Aug. 3, 2015	Feb. 6, 2016	July 1, 2016	April 30, 2016
Peter J. Ungaro	—	—	16,250	50,000	—	16,250	—
Brian C. Henry	—	—	8,750	27,500	—	8,750	—
William C. Blake	—	17,500	—	3,094	—	—	17,500
Arvind Parthasarathi(a)	25,000	—	6,250	—	25,000	6,250	—
Margaret A. Williams	—	—	8,750	22,500	—	8,750	—
Other executive officers	—	—	21,250	67,500	—	21,250	—

(a)	Includes a restricted stock award for 110,000 shares of common stock that vests upon the achievement of certain operational and strategic performance criteria exclusively related to the operation of our YarcData business or upon a change of control of Cray with the amount vesting as a result of a change of control dependent on the gross proceeds received by Cray shareholders, with such gross proceed levels set at the time of grant with an objective of increasing the reward to the extent that the YarcData business likely contributed materially to the amount of gross proceeds received by shareholders. Such restricted stock award will expire completely if the operational and strategic performance vesting criteria are not satisfied by the calendar day immediately following that date on which Cray files its Form 10-K with the SEC for the fiscal year ended December 31, 2016.

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